                                   APPENDIX A

                                       TO

                         ADMINISTRATIVE AGENCY AGREEMENT

                          Dated as of December 1, 2013

The following is a list of Trusts and Funds for which the Administrator shall provide services (as those services are described in Appendix B). This Appendix A may be amended to include or delete Trusts, Funds or services provided an executed copy of such revised Appendix is provided to the Administrator:

Open-End Funds

                                                                            Fund
                                                                         Accounting
                                                           Conversion    /Treasurer  SEC Yield      Compliance      Direct
Trust                                      Fund               Date         Support  Calculation SOI Monitoring Tax Treasury
--------------------------------- ---------------------- --------------- ---------- ----------- --- ---------- --- --------
Pioneer Bond Fund                 Pioneer Bond Fund      March 5, 2012   X          X               X

Pioneer Emerging Markets Fund     Pioneer Emerging
                                  Markets Fund           March 5, 2012   X                          X

Pioneer Equity Income Fund        Pioneer Equity
                                  Income Fund            March 5, 2012   X          X               X

Pioneer Fund                      Pioneer Fund           March 5, 2012   X          X               X

Pioneer High Yield Fund           Pioneer High Yield
                                  Fund                   March 5, 2012   X          X               X

Pioneer Ibbotson Asset Allocation Pioneer Ibbotson
Series                            Aggressive
                                  Allocation Fund        n/a             X                      X   X          X   X

                                  Pioneer Ibbotson
                                  Conservative
                                  Allocation Fund        n/a             X                      X   X          X   X

                                  Pioneer Ibbotson
                                  Growth Allocation
                                  Fund                   n/a             X                      X   X          X   X

                                  Pioneer Ibbotson
                                  Moderate Allocation
                                  Fund                   n/a             X                      X   X          X   X

Pioneer Mid Cap Value Fund        Pioneer Mid Cap
                                  Value Fund             March 5, 2012   X                          X

                                                                            Fund
                                                                         Accounting
                                                           Conversion    /Treasurer  SEC Yield      Compliance      Direct
Trust                                      Fund               Date         Support  Calculation SOI Monitoring Tax Treasury
--------------------------------- ---------------------- --------------- ---------- ----------- --- ---------- --- --------
Pioneer Money Market Trust        Pioneer Cash
                                  Reserves Fund          March 5, 2012   X                          X

Pioneer Real Estate Shares        Pioneer Real Estate
                                  Shares                 March 5, 2012   X          X               X

Pioneer Series Trust I            Pioneer Oak Ridge
                                  Large Cap Growth Fund  March 5, 2012   X                          X

                                  Pioneer Oak Ridge
                                  Small Cap Growth Fund  March 5, 2012   X                          X

Pioneer Series Trust II           Pioneer AMT-Free
                                  Municipal Fund         March 5, 2012   X          X               X

                                  Pioneer Select Mid
                                  Cap Growth Fund        March 5, 2012   X                          X

Pioneer Series Trust III          Pioneer Disciplined
                                  Value Fund             March 5, 2012   X                          X

Pioneer Series Trust IV           Pioneer Classic
                                  Balanced Fund          March 5, 2012   X          X               X

                                  Pioneer Government
                                  Income Fund            March 5, 2012   X          X               X

                                  Pioneer Multi-Asset
                                  Income Fund            March 5, 2012   X          X               X

Pioneer Series Trust V            Pioneer Global
                                  Equity Fund            March 5, 2012   X                          X

                                  Pioneer High Income
                                  Municipal Fund         March 5, 2012   X          X               X

                                  Pioneer Long/Short
                                  Global Bond            Dec 2013 launch X          X               X

                                  Pioneer Long/Short
                                  Opportunistic Credit   Dec 2013 launch X          X               X

                                  Pioneer Absolute       Est Jan 2014
                                  Return Bond Fund       launch          X          X               X

                                                                            Fund
                                                                         Accounting
                                                           Conversion    /Treasurer  SEC Yield      Compliance      Direct
Trust                                      Fund               Date         Support  Calculation SOI Monitoring Tax Treasury
--------------------------------- ---------------------- --------------- ---------- ----------- --- ---------- --- --------
Pioneer Series Trust VI           Pioneer Floating
                                  Rate Fund              March 5, 2012   X          X               X

                                  Pioneer Multi-Asset
                                  Real Return Fund       March 5, 2012   X                          X

                                  Pioneer Cayman
                                  Commodity Fund LTD     March 5, 2012   X                          X

Pioneer Series Trust VII          Pioneer Global High
                                  Yield Fund             March 5, 2012   X          X               X

                                  Pioneer Global
                                  Multisector Income
                                  Fund                   March 5, 2012   X          X               X

                                  Pioneer Emerging
                                  Markets Local
                                  Currency Debt Fund     n/a             X          X               X

Pioneer Series Trust VIII         Pioneer
                                  International Value
                                  Fund                   March 5, 2012   X                          X

Pioneer Series Trust X            Pioneer Dynamic
                                  Credit Fund            March 5, 2012   X          X               X

                                  Pioneer Fundamental
                                  Growth Fund            March 5, 2012   X                          X

                                  Pioneer Multi-Asset
                                  Ultra Short Income
                                  Fund                   March 5, 2012   X          X               X

Pioneer Series Trust XI           Pioneer Core Equity
                                  Fund                   March 5, 2012   X                          X

Pioneer Series Trust XII          Pioneer Disciplined
                                  Growth Fund            March 5, 2012   X                          X

Pioneer Short Term Income Fund    Pioneer Short Term
                                  Income Fund            March 5, 2012   X          X               X

Pioneer Strategic Income Fund     Pioneer Strategic
                                  Income Fund            March 5, 2012   X          X               X

                                                                            Fund
                                                                         Accounting
                                                           Conversion    /Treasurer  SEC Yield      Compliance      Direct
Trust                                      Fund               Date         Support  Calculation SOI Monitoring Tax Treasury
--------------------------------- ---------------------- --------------- ---------- ----------- --- ---------- --- --------
Pioneer Variable Contracts Trust  Pioneer Bond VCT
                                  Portfolio              March 5, 2012   X          X               X

                                  Pioneer VCT
                                  Disciplined Value      March 5, 2012   X                          X

                                  Pioneer Emerging
                                  Markets VCT Portfolio  March 5, 2012   X                          X

                                  Pioneer Equity
                                  Income VCT Portfolio   March 5, 2012   X                          X

                                  Pioneer Fund VCT
                                  Portfolio              March 5, 2012   X                          X

                                  Pioneer Select Mid
                                  Cap Growth VCT
                                  Portfolio              March 5, 2012   X                          X

                                  Pioneer High Yield
                                  VCT Portfolio          March 5, 2012   X          X               X

                                  Pioneer Ibbotson
                                  Growth Allocation
                                  VCT Portfolio          n/a             X                      X   X          X   X

                                  Pioneer Ibbotson
                                  Moderate Allocation
                                  VCT Portfolio          n/a             X                      X   X          X   X

                                  Pioneer Mid Cap
                                  Value VCT Portfolio    March 5, 2012   X                          X

                                  Pioneer Real Estate
                                  Shares VCT Portfolio   March 5, 2012   X                          X

                                  Pioneer Strategic
                                  Income VCT Portfolio   March 5, 2012   X          X               X

Closed-End Funds

                                                                            Fund
                                                                         Accounting
                                                           Conversion    /Treasurer  SEC Yield      Compliance      Direct
Trust                                      Fund               Date         Support  Calculation SOI Monitoring Tax Treasury
--------------------------------- ---------------------- --------------- ---------- ----------- --- ---------- --- --------
Pioneer Diversified High Income   Pioneer Diversified
Trust                             High Income Trust      May 2, 2012     X          X           X   X          X   X

Pioneer Floating Rate Trust       Pioneer Floating Rate
                                  Trust                  April 2, 2012   X          X           X   X          X   X

Pioneer High Income Trust         Pioneer High Income
                                  Trust                  April 2, 2012   X          X           X   X          X   X

Pioneer Municipal High            Pioneer Municipal High
Income Trust                      Income Trust           May 2, 2012     X          X           X   X          X   X

Pioneer Municipal High            Pioneer Municipal High
Income Advantage Trust            Income Advantage Trust April 2, 2012   X          X           X   X          X   X

Pioneer Multi Asset Credit Trust  Pioneer Multi Asset
                                  Credit Trust           n/a             X          X           X   X          X   X

BROWN BROTHERS HARRIMAN & CO.


By:    /s/ Elizabeth E. Prickett
       ----------------------------
Name:  Elizabeth E. Prickett
Title: Senior Vice President
Date:  December 3, 2013


PIONEER INVESTMENT MANAGEMENT, INC.


By:    /s/ Gregg Dooling
       ----------------------------
Name:  Gregg Dooling
Title: Chief Financial Officer
Date:  December 4, 2013


Each TRUST listed above,
on behalf of the above-named Funds


By:    /s/ Christopher J. Kelley
       ----------------------------
Name:  Christopher J. Kelley
Title: Secretary
Date:  December 4, 2013